Exhibit 99.1

INVESTOR PRESENTATION FOURTH QUARTER AND FULL YEAR 2011 Aspen Insurance Holdings Limited

AHL: NYSE SAFE HARBOR DISCLOSURE 2 This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts. This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the US Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.co Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the US federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best Company, Inc. ("A.M. Best") or Moody's Investor Service ("Moody's"); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the persistence of the global financial crisis and the Eurozone debt crisis, changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 25, 2011. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts.

AHL: NYSE 3 CONTENTS Who We Are & What We Do The Aspen Approach Managing the Financial Levers Investment Proposition Appendix Investment Portfolio and Eurozone 2011 Catastrophe losses and Aspen's Modelled Worldwide Natural Catastrophe Exposures - Major Peril Zones Reserves and Reserving Philosophy 2012 Guidance

WHO WE ARE ASPEN GROUP ASPEN GROUP ASPEN GROUP AHL: NYSE 4 Bermuda domiciled Specialty Insurer and Reinsurer Founded 2002; IPO 2003; current market cap $2.0bn* $2.2bn GWP in 2011; $2.3 bn +- 5% GWP in 2012 ** * As at February 17, 2012 ** Expected full year 2012 *** Full year 2011

WHO WE ARE: FINANCIAL HIGHLIGHTS: Q4 2011 AHL: NYSE 5 ($ millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co QUARTER ENDED DECEMBER 31 2011 2010 CHANGE Gross written premiums 458.7 412.8 11.1% Net written premiums 431.2 395.2 9.1% Net earned premiums 489.4 499.7 (2.1)% Underwriting income / (loss) (68.8) 23.2 NM Net investment income 54.2 57.0 (4.9)% Net income / (loss) after tax 13.5 92.7 (85.4)% Operating income / (loss) after tax 6.1 75.8 (92.0)% FINANCIAL RATIOS Loss ratio 80.6% 61.5% Policy acquisition expense ratio 17.5% 18.1% General, administrative and corporate expense ratio 16.0% 15.7% Combined ratio 114.1% 95.3% Annualized operating ROE* 0.0% 10.8% Operating EPS* 0.01 1.02 (99.0)% Diluted book value per share 38.43 38.90 (1.2)%

WHO WE ARE: FINANCIAL HIGHLIGHTS: YEAR END 2011 AHL: NYSE 6 ($ millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co YEAR ENDED DECEMBER 31 2011 2010 CHANGE Gross written premiums 2,207.8 2,076.8 6.3% Net written premiums 1,929.1 1,891.1 2.0% Net earned premiums 1,888.5 1,898.9 (0.5)% Underwriting income / (loss) (294.7) 63.1 NM Net investment income 225.6 232.0 (2.8)% Net income / (loss) after tax (105.8) 312.7 (133.8)% Operating income / (loss) after tax (66.1) 258.9 (125.5)% FINANCIAL RATIOS Loss ratio 82.4% 65.8% Policy acquisition expense ratio 18.4% 17.3% General, administrative and corporate expense ratio 14.8% 13.6% Combined ratio 115.6% 96.7% Annualized operating ROE* (3.7)% 9.1% Operating EPS* (1.26) 2.94 (142.9)% Diluted book value per share 38.43 38.90 (1.2)%

AHL: NYSE 7 WHAT WE DO OUR STRATEGY HAS 6 KEY ELEMENTS Diversified underwriting platform (product, peril and geography) Measured expansion where Aspen has a competitive advantage consistent with market conditions = continuous investment in our franchise Execution framework underpinned by strong risk management infrastructure and culture Focus on spreading risk and lowering volatility Prudent stewardship of capital People - hiring and development of talent Creating Franchise Value

AHL: NYSE 8 WHAT WE DO RETURN OBJECTIVE Spread over the risk free rate rather than an absolute value of ROE Time weighted averaging over 10 years rather than the more usual 'over the cycle' Aim not to fall below 8% Believe that if we perform at higher target level of 10.5%, then more likely to achieve our valuation objective Volatility constraint to limit the chance of an ROE which is 5 percentage points worse than plan to a probability less than 25% Motivated by Shareholder Return and Valuation Aspirations, but Subject to Constraints to Limit Downside Risk Aim to generate 10 year average ROEs which exceed the 3 year risk free rate by an average of at least 8% with a target of 10.5% KEY FEATURES

AHL: NYSE 9 WHAT WE DO INSURANCE VS. REINSURANCE* PROPERTY VS. CASUALTY* GWP BY "CORE" PLATFORM 2011 2003 GLOBAL FOOTPRINT 176 employees 4 offices, 3 countries 800+ employees 20 offices, 8 countries * By Gross Written Premium

WHAT WE DO REINSURANCE: OVERVIEW AND STRATEGY ASPEN APPROACH: 11 underwriting units in 4 divisions Established market leader Presence in major market hubs enables close proximity to customers Deep expertise and understanding of client needs and risks Focus on smaller, specialized companies and risks to maintain portfolio diversity Focus on clients where reinsurance and reinsurance relationships are a vital part of their business needs AHL: NYSE 10 PROPERTY CATASTROPHE REINSURANCE OTHER PROPERTY REINSURANCE CASUALTY REINSURANCE SPECIALTY REINSURANCE Treaty Catastrophe Treaty Risk ExcessTreaty Pro RataGlobal Property Facultative U.S. Casualty TreatyInternational Casualty TreatyGlobal Casualty Facultative Credit & Surety ReinsuranceAgricultureSpecialty ReinsuranceStructured

The Aspen Approach Reinsurance: 2012 and Beyond Continue diversification strategy by product and geography Further development with dedicated teams in: Continental Europe (Zurich), Asia (Singapore), Latin America (Miami) and Middle East (London) Implementation of cross-selling strategy across Property, Casualty and Specialty Lines Hard market strategy Provide our underwriters with data and facts to support the argument for improved prices Development of specific actions, by product and territory, to achieve more adequate rates AHL: NYSE 11 REINSURANCE Selective Growth in Exposures We Know and Understand, Subject to Market Conditions Business Key Elements

WHAT WE DO INSURANCE: OVERVIEW AND STRATEGY ASPEN APPROACH: 18 underwriting units in 4 divisions Specialist 'E&S' type approach to underwriting within Insurance operations Bias towards complex risks Diverse portfolio of disparate insurance risks Divisional focus compliments in-house underwriting expertise AHL: NYSE 12 MARINE, ENERGY AND TRANSPORTATION FINANCIAL AND PROFESSIONAL LINES PROPERTY INSURANCE CASUALTY INSURANCE MEC LiabilityEnergy PropertyMarine HullSpecieAviationInland Marine & Ocean Cargo Financial InstitutionsProfessional Liability (including D&O)Management and Technology LiabilityFinancial & Political Risks (including K&R and Piracy)U.S. Commercial Surety U.K. Commercial Property & ConstructionU.S. Property (E&S)U.S. Programs U.K. Commercial LiabilityGlobal Excess CasualtyU.S. Casualty (E&S)Environmental Liability

The Aspen Approach Insurance: 2012 and Beyond Strong leadership Currently hold required admitted market capability in 48 states and the District of Columbia, and non-admitted market capabilities in all states and the District of Columbia Established teams - Property, Professional Lines, D&O, Inland Marine/Ocean Cargo, General Casualty, Surety, Lead Excess Casualty, Environmental Liability, Programs AHL: NYSE 13 Round out 'London Market' portfolio Addition of selected lines Further development of UK regional platform Establishment of foothold in Swiss insurance market Strong demand for Marine, Energy, Political Risk and K&R U.S. INSURANCE INTERNATIONAL INSURANCE Selective Growth in Exposures We Know and Understand, Subject to Market Conditions Business Key Elements

THE ASPEN APPROACH INVESTING IN OUR FRANCHISE AHL: NYSE 14 '08 '09 '10 '05 PRODUCTS PLATFORMS '11 Specialty RI (Aviation & Marine) U.S. based reinsurance lines Aviation Insurance International Property Facultative Reinsurance Non-U.S. Professional Liability Insurance Financial & Political Risk Insurance Specie Insurance Non-U.S. Agriculture Reinsurance U.S. Commercial Surety U.S. Casualty Re Property (incl. Fac)Casualty (incl. Fac) Marine Insurance Excess Casualty Financial Institutions Insurance International Casualty Facultative Reinsurance U.S. Professional Liability Insurance U.S. Programs U.S. E&S lines Energy Insurance Transportation relate Liability Insurance Management Technology and Liability Insurance Credit & Surety Reinsurance U.S. Directors & Officers Insurance U.S. Environmental Liability U.S. Lead Excess Casualty Insurance U.S. Inland Marine & Ocean Cargo K&R & Piracy 2003 2004 2005 2006 2007 2008 2009 2010 2011 Bermuda Paris Zurich Reinsurance Lloyd's Miami London Dublin Singapore Cologne US E&S UK Regional Zurich Insurance U.S. Admitted

MANAGING THE FINANCIAL LEVERS PRUDENT INVESTMENT MANAGEMENT AHL: NYSE 15 Consistent investment approach to deliver stable investment income focused on: Credit quality & liquidity Interest rate tactics / hedging Yield curve management Sector diversification ASPEN BOOK YIELD SINCE 2003 Proactive Management of Investment Portfolio Through all Market Cycles; $335.7 million in Unrealized Investment Gains at Q4 2011 for the Available - For - Sale Investment Portfolio (CHART)

(CHART) MANAGING THE FINANCIAL LEVERS DELIVERING STRONG INVESTMENT RETURNS AHL: NYSE 16 3 Year Total Return** vs. Peers*** AGGREGATE INVESTMENT PORTFOLIO CREDIT RATINGS 5 Year Total Return** vs. Peers*** * NR investments consists entirely of global equity portfolio ** 3 & 5 year cumulative performance as at September 30, 2011 *** Peers include ACE, ACGL, ALTE, AWH, AXS, ENH, MRH, PRE, PTP, RE, RNR, TRH, VR, XL - VR data not available for 5 years $7.6 billion as at Q4 2011 Outperformance vs. Peers; Aspen Ranked #4 for 5 Year Total Return (CHART) (CHART)

AHL: NYSE MANAGING THE FINANCIAL LEVERS PRO-ACTIVE MANAGEMENT OF CAPITAL SHAREHOLDER EQUITY DEVELOPMENT 2003 - Q3 2011 $m 17 $m

GROWTH IN DILUTED BOOK VALUE PER SHARE AND NET INCOME ROE AHL: NYSE 18 $ Diluted Book Value per Share Annualized ROE %

OPERATIONAL EFFECTIVENESS Investment Proposition The Embedded Value in Our Franchise 'Right' business model Niche focused Expert based Appropriately diversified (Insurance/Reinsurance, Property/Casualty, Geography) 'Right' tools Significant investment in integrated risk management, actuarial and other quantitative techniques to enhance our business 'Right' people Motivation Experience Appetite to succeed Alignment with shareholders (i.e., the right compensation structures) 'Right' size and speed of response Sufficient scale to withstand 'shock' losses and compete effectively in all phases of the cycle Ability to respond rapidly to changes in market conditions AHL: NYSE 19 UNDERWRITING EXCELLENCE Positioned for Future Success TALENT MANAGEMENT AGILITY

Appendix

AHL: NYSE 21 CASH, SHORT-TERM SECURITIES AND EQUITIES CASH, SHORT-TERM SECURITIES AND EQUITIES GOVERNMENT / AGENCY GOVERNMENT / AGENCY STRUCTURED SECURITIES STRUCTURED SECURITIES CREDIT SECURITIES CREDIT SECURITIES Short-term securities 302.3 US government 964.7 Asset-backed securities 61.7 Corporate bonds 1,697.1 Equities 179.5 Agency debentures 297.3 Agency rated mortgage-backed securities (GNMA, FINMA, FHLB) 1,268.3 FDIC guaranteed corporate bonds 72.9 Cash and cash equivalents 1,239.1 Foreign governments 667.8 Non-agency rated commercial mortgage-backed securities 85.4 Foreign corporates 498.7 Other investments (Iris Re) 33.1 Bonds backed by foreign government 167.8 Municipal bonds 38.5 Q4 2011 1,754.0 Q4 2011 1,929.8 Q4 2011 1,415.4 Q4 2011 2,475.0 Q3 2011 1,530.8 Q3 2011 1,881.4 Q3 2011 1,472.8 Q3 2011 2,638.6 INVESTMENT PORTFOLIO BY ASSET TYPE TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE AS AT DECEMBER 31, 2011 ($ millions): $7,574.2 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE AS AT DECEMBER 31, 2011 ($ millions): $7,574.2 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE AS AT DECEMBER 31, 2011 ($ millions): $7,574.2 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE AS AT DECEMBER 31, 2011 ($ millions): $7,574.2 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE AS AT DECEMBER 31, 2011 ($ millions): $7,574.2 TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE AS AT DECEMBER 31, 2011 ($ millions): $7,574.2 Overall portfolio asset allocations have not changed significantly during the fourth quarter of 2011

AHL: NYSE 22 EUROZONE FIXED INCOME EXPOSURE Eurozone exposures consist of sovereigns and high quality corporates with 96% having a rating of "A" or above, with de minimis exposure to Italian and Spanish corporate bonds ($ in millions) Note - Aspen takes the lower of the Moody's and S&P ratings. RATINGS RATINGS RATINGS RATINGS INVESTMENT AAA AA A BBB MARKET VALUE MARKET VALUE % Austria 0% 100% 0% 0% 13.0 5% Belgium 0% 0% 39% 61% 2.2 1% Finland 100% 0% 0% 0% 6.9 3% France 16% 63% 19% 2% 92.5 33% Germany 70% 8% 18% 4% 80.2 29% Italy 0% 0% 0% 100% 0.7 0% Luxembourg 0% 0% 0% 100% 1.4 1% Netherlands 43% 48% 9% 0% 76.5 28% Spain 0% 0% 20% 80% 3.3 1% Eurozone Fixed Income Exposures Jan 31, 2012 40% 41% 15% 4% 276.7 100%

AHL: NYSE 23 CATASTROPHE LOSS SUMMARY CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) CATASTROPHE LOSS SUMMARY AS AT DECEMBER 31, 2011 ($ millions) AUSTRALIA NEW ZEALAND JAPAN US TORNADOES THAI FLOODS OTHER CAT LOSSES TOTAL GROSS LOSSES Property catastrophe reinsurance 14 113 172 26 35 25 385 Other property reinsurance 8 10 73 75 80 4 250 Specialty reinsurance - - 9 18 16 5 48 Insurance - - 1 6 - 8 15 TOTAL GROSS LOSSES 22 123 255 125 131 42 698 NET LOSSES Property catastrophe reinsurance 14 67 172 26 15 25 319 Other property reinsurance 8 6 73 61 35 4 187 Specialty reinsurance - - 9 18 16 5 48 Insurance - - 1 5 - 8 14 TOTAL NET LOSSES 22 73 255 110 66 42 568 Inwards reinstatement receipts (2) (7) (7) (8) (7) (2) (33) TOTAL LOSS 20 66 248 102 59 40 535 Less estimated tax credits (2) (7) (24) (8) (5) (3) (49) TOTAL LOSS NET OF TAX 2011 18 59 224 94 54 36 486 TOTAL LOSS NET OF TAX Q3 2011 21 65 188 81 N/A 29 384

(CHART) AHL: NYSE ASPEN'S MODELLED WORLDWIDE NATURAL CATASTROPHE EXPOSURES: MAJOR PERIL ZONES 24 Source: Aspen analysis using RMS v11 occurrence exceedance probability as at January 1, 2012 and Shareholders' Equity of $3,172.0 million at December 31, 2011. U.S. Wind is a blend of RMS v11 and AIR v13 weighted 50% for each model. 1 in 100 year tolerance: 17.5% of total shareholders' equity 1 in 250 year tolerance: 25.0% of total shareholders' equity (CHART) 100 year return period as % of total Shareholders' Equity 250 year return period as % of total Shareholders' Equity

RESERVES AND RESERVING PHILOSOPHY: CONSISTENT LEVELS OF RESERVE ADEQUACY 25 Note: Refer to our 2010 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves. Source: Aspen Company Data AHL: NYSE Relative level of reserve margin has remained consistent Margin as % of Mean Best Estimate Loss Reserves

AHL: NYSE 26 RESERVES AND RESERVING PHILOSOPHY: RESERVE POSITION AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) AS AT DECEMBER 31, 2011 ($ millions) ACCOUNTED PERCENTILE 10TH 25TH MEAN BEST ESTIMATE 75TH 90TH Reinsurance (total pre diversification) 2,953.5 75% 2,244.8 2,423.6 2,700.8 2,941.5 3,240.2 Insurance (total pre diversification) 1,571.7 75% 1,138.3 1,245.5 1,426.8 1,570.2 1,770.9 Diversification 402.5 250.8 - (205.0) (482.0) GROUP TOTAL POST DIVERSIFICATION 4,525.2 90% 3,785.6 3,919.6 4,127.6 4,306.7 4,529.1 AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) AS AT DECEMBER 31, 2010 ($ millions) ACCOUNTED PERCENTILE 10TH 25TH MEAN BEST ESTIMATE 75TH 90TH Reinsurance (total pre diversification) 2,343.8 74% 1,691.9 1,879.5 2,132.4 2,355.2 2,614.2 Insurance (total pre diversification) 1,476.7 72% 1,108.0 1,210.9 1,371.9 1,499.9 1,669.7 Diversification 379.7 225.2 - (184.7) (413.8) GROUP TOTAL POST DIVERSIFICATION 3,820.5 88% 3,179.6 3,315.6 3,504.3 3,670.4 3,870.1 Overall reserve position at 90th percentile at year end 2011 vs. 88th percentile at year end 2010 Note: Refer to our 2010 annual report on Form 10-K for a discussion of assumptions and uncertainties relating to the Company's reserves. Source: Aspen Company Data

AHL: NYSE 27 2012 GUIDANCE ACTUAL 2011 RESULTS 2012 GUIDANCE * Gross written premiums $2.2 billion $2.3 billion +- 5% % premiums ceded 12% of GEP 10% - 12% of GEP Combined ratio 115.6% 93% - 98% Tax rate 26% 8% to 12% Catastrophe-load $190 million (assuming normal loss experience) * As at February 7, 2012